SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-26108	90-1116625 (I.R.S. Employer Identification Number)

2590 Walnut Street #6, Denver, Colorado 80205

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	AMMJ	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 29, 2022, the Registrant and Medihemp, LLC, and its wholly owned subsidiary, SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc., all collectively doing business as "Naturaleaf," (hereafter, "Naturaleaf") entered into an amendment to the previously disclosed material definitive agreement dated March 11, 2021, disclosed on Form 8-K March 12, 2021.

No material relationship exists between the parties to the amendment, other than with respect to the original material definitive agreement, as amended.

The original material definitive agreement disclosed the Registrant's acquisition of assets from Naturaleaf, including, but not limited to: Naturaleaf's fixed assets, Medical Marijuana Center licenses, a Medical Cannabis’ Medical Marijuana Infused Product Manufacturer license, a Medical Marijuana Optional Premises Cultivation license (the "Cannabis Licenses"), customer accounts, intellectual property, goodwill, and leases. As consideration for the purchase, the Registrant agreed to pay an aggregate purchase price of $2,200,000 in cash and 3,000,000 shares of Registrant's common stock.

The parties agreed to a payment schedule, requiring the Registrant to first pay an initial non-refundable payment of $20,000, credited against the Purchase Price. Thereafter, upon the party's completion of due diligence, and their receipt of contingent approval letters for the transfer of the Cannabis Licenses from the Colorado Marijuana Enforcement Division and the City of Colorado Springs (the "Closing"), the Registrant agreed to pay Naturaleaf $1,080,000 and issue Naturaleaf, or its designees, 3,000,000 shares of the Registrant's restricted common stock. The balance of the purchase price of $1,100,000 was payable based upon a promissory note ("Note") issued by the Registrant, which included 10% interest. The Note was due one year after Closing. On April 30, 2021, the Closing occurred, and the Registrant paid Naturaleaf $1,080,000 and issued 3,000,000 shares of restricted stock.

Pursuant to the amendment, the parties agreed to restructure remaining payments due to be made by the Registrant under the Note. The parties agreed that in consideration of the Registrant's payment of $550,000, and outstanding interest of $110,000, a new promissory note in the principal amount of $550,000 and 12% interest accruing annually, due April 29, 2023, resolves all Registrant's payments of the purchase price. The parties entered into the amendment and the Registrant paid the consideration of $550,000 principal and $110,000 in interest.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to Material Definitive Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 2, 2022

AMERICAN CANNABIS COMPANY, INC.

(Registrant)

By: /s/ Ellis Smith

Ellis Smith

Principal Executive Officer